Exhibit 4.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated October 9, 2013 (this “Agreement”) is entered into by and among DCT Industrial Operating Partnership LP, a Delaware limited partnership (the “Issuer”), DCT Industrial Trust Inc., a Maryland corporation (the “Parent Guarantor”), the subsidiary guarantors listed in Schedule 1 hereto (together with the Parent Guarantor, the “Initial Guarantors”), and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives (in such capacity, the “Representatives”) of the several initial purchasers listed in Schedule 2 hereto (the “Initial Purchasers”).

The Issuer, the Guarantors and the Initial Purchasers are parties to the Purchase Agreement dated October 2, 2013 (the “Purchase Agreement”), which provides for the sale by the Issuer to the Initial Purchasers of $275,000,000 aggregate principal amount of the Issuer’s 4.500% Senior Notes due 2013 (the “Securities”) which will be guaranteed on an unsecured senior basis by each of the Guarantors. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Issuer and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantor” shall mean any subsidiary of the Issuer that executes a Guarantee under the Indenture after the date of this Agreement.

“Additional Interest” shall have the meaning set forth in Section 2(d) hereof.

“Applicable Period” shall have the meaning set forth in Section 4(b) hereof.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Closing Date” shall mean the Closing Time as defined in the Purchase Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Issuer and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior notes issued by the Issuer and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Issuer or used or referred to by the Issuer in connection with the sale of the Securities or the Exchange Securities.

“Guarantees” shall mean the guarantees of the Securities and guarantees of the Exchange Securities by the Guarantors under the Indenture.

“Guarantors” shall mean the Initial Guarantors, any Additional Guarantors and any Guarantor’s successor that Guarantees the Securities.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that, for purposes of Section 4 and Section 5 hereof, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of the date hereof among the Issuer, the Guarantors and U.S. Bank National Association, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

2

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xv) hereof.

“Issuer” shall have the meaning set forth in the preamble and shall also include the Issuer’s successors.

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Issuer or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Issuer shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder by the Issuer in connection with a Shelf Registration.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Participating Holder” shall mean, with respect to a Shelf Registration Statement, any Holder entitled to have any of its Registrable Securities included in such Shelf Registration Statement pursuant to Section 2(b) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

3

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities upon the earliest to occur of (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) following the consummation of the Exchange Offer, any remaining Securities are eligible to be sold pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) without volume limitations under the Securities Act, (iii) when such Securities cease to be outstanding or (iv) except in the case of Securities that otherwise remain Registrable Securities and that are held by an Initial Purchaser and that are ineligible to be exchanged in the Exchange Offer, when the Exchange Offer is consummated.

“Registration Default” shall mean the occurrence of any of the following: (i) the Exchange Offer is not completed on or prior to the Target Registration Date, (ii) the Shelf Registration Statement, if required pursuant to Section 2(b)(i) or Section 2(b)(ii) hereof, has not become effective on or prior to the Target Registration Date, (iii) if the Issuer receives a Shelf Request pursuant to Section 2(b)(iii), the Shelf Registration Statement required to be filed thereby has not become effective by the later of (a) the Target Registration Date and (b) 90 days after delivery of such Shelf Request, (iv) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement, at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 60 days (whether or not consecutive) in any 12-month period or (v) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter, on more than two occasions in any 12-month period during the Shelf Effectiveness Period, the Shelf Registration Statement ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuer and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities and any filing with and review by FINRA in an amount not to exceed $10,000), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing,

4

printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuer and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Participating Holders (which counsel shall be selected by the Participating Holders holding a majority of the aggregate principal amount of the Registrable Securities that such Participating Holders are entitled to have included in such Shelf Registration Statement and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent registered public accountants of the Issuer and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Issuer and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Representatives” shall have the meaning set forth in the preamble.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

5

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuer and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by a majority in aggregate principal amount of the Registrable Securities that such Participating Holders are entitled to have included in such shelf registration statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

“Target Registration Date” shall mean the date that is 270 days after the Closing Date.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Issuer and the Guarantors shall use their commercially reasonable efforts to (x) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (y) have such Registration Statement become and remain effective until 180 days after the last Exchange Date for use by one or more Participating Broker-Dealers. The Issuer and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their commercially reasonable efforts to complete the Exchange Offer not later than 60 days after such effective date.

The Issuer and the Guarantors shall commence the Exchange Offer by mailing (or, to the extent permitted by law, publishing, filing or making available) the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

6

(i)	that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)	the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (each, an “Exchange Date” and collectively, the “Exchange Dates”);

(iii)	that any Registrable Security not tendered will remain outstanding and continue to accrue interest (but not any Additional Interest) but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv)	that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v)	that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution and at the address specified in the notice, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Issuer and the Guarantors that (1) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (2) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (3) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Issuer or any Guarantor and (4) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

7

As soon as reasonably practicable after the last Exchange Date, the Issuer and the Guarantors shall:

(I)	accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(II)	deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Issuer and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder.

The Issuer and the Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

(b) In the event that (i) the Issuer and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) hereof is not available or the Exchange Offer may not be completed as soon as reasonably practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed on or prior to the Target Registration Date or (iii) upon receipt of a written request (a “Shelf Request”) from any Initial Purchaser that holds Registrable Securities that are or were ineligible to be exchanged in the Exchange Offer, the Issuer and the Guarantors shall use their commercially reasonable efforts to cause to be filed as soon as reasonably practicable after such determination, date or Shelf Request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities (or, in the event that the Issuer and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii), all the Registrable Securities held by any Initial Purchaser that submitted a Shelf Request that were ineligible to be exchanged in the Exchange Offer) by the Holders thereof and to have such Shelf Registration Statement become effective; provided that no Holder will be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming a part of such Shelf Registration Statement, until such Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder to the Issuer as is contemplated by Section 3(b) hereof.

In the event that the Issuer and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Issuer and the Guarantors shall use their commercially reasonable efforts to file and have become effective both an Exchange Offer Registration Statement pursuant to Section 2(a) hereof with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers that were ineligible to be exchanged in the Exchange Offer.

8

The Issuer and the Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the Securities cease to be Registrable Securities (the “Shelf Effectiveness Period”). During the Shelf Effectiveness Period, the Issuer and the Guarantors further agree to supplement or amend the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their commercially reasonable efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter practicable. The Issuer and the Guarantors agree to furnish to the Participating Holders copies of any such supplement or amendment (other than documents to be incorporated by reference in a Shelf Registration Statement, Prospectus or Free Writing Prospectus) within a commercially reasonable time after its being used or filed with the SEC.

(c) The Issuer and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

If a Registration Default occurs, the interest rate on the Registrable Securities (or in the event of a Registration Default under clauses (ii), (iii), (iv) or (v) of the definition thereof, the Registrable Securities entitled to be included in such Shelf Registration Statement) will be increased by (i) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum (“Additional Interest”). A Registration Default ends when the Securities cease to

9

be Registrable Securities or, if earlier, (1) in the case of a Registration Default under clause (i) of the definition thereof, when the Exchange Offer is completed, (2) in the case of a Registration Default under clause (ii) or clause (iii) of the definition thereof, when the Shelf Registration Statement becomes effective or (3) in the case of a Registration Default under clause (iv) or clause (v) of the definition thereof, when the Shelf Registration Statement again becomes effective or the Prospectus again becomes usable. If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such next date that there is no Registration Default.

(e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Issuer and the Guarantors acknowledge that any failure by the Issuer or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuer’s and the Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.

3. Registration Procedures. (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Issuer and the Guarantors shall use commercially reasonable efforts to:

(i) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (A) shall be selected by the Issuer and the Guarantors, (B) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (C) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

10

(iii) to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Issuer or the Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv) in the case of a Shelf Registration, furnish to each Participating Holder with respect to such Shelf Registration Statement, to counsel for the Initial Purchasers, to counsel for such Participating Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto (other than documents to be incorporated by reference in a Prospectus or Free Writing Prospectus), as such Participating Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 3(c) hereof, the Issuer and the Guarantors consent to the use of such Prospectus, preliminary prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Participating Holders and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v) use their commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions within the United States as any Participating Holder with respect to a Shelf Registration Statement shall reasonably request in writing by the time such Registration Statement becomes effective and cooperate with such Participating Holders in connection with any filings required to be made with FINRA; provided that neither the Issuer nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or take any other action that would subject either of them to service of process in suits or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(vi) notify counsel for the Initial Purchasers and, in the case of a Shelf Registration, notify each Participating Holder with respect to a Shelf Registration Statement and counsel for such Participating Holders promptly and, if requested in writing by any such Participating Holder or counsel, confirm such advice in writing (1) when such Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed (other than documents to be incorporated by reference in the Prospectus or Free Writing Prospectus), (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or any

11

Free Writing Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Issuer of any notice of objection of the SEC to the use of such Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of such Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Issuer or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Issuer or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period such Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order to make the statements therein not misleading and (6) of any determination by the Issuer or any Guarantor that a post-effective amendment to such Registration Statement or any amendment or any supplement to the Prospectus or any Free Writing Prospectus would be appropriate, other than documents to be incorporated by reference in such Registration Statement;

(vii) use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2) under the Securities Act, including by filing an amendment to such Registration Statement on the proper form, at the earliest reasonably practicable moment and provide prompt notice to each Holder or Participating Holder of the withdrawal of any such order or such resolution;

(viii) in the case of a Shelf Registration, if requested in writing, furnish to each Participating Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(ix) in the case of a Shelf Registration, cooperate in a commercially reasonable manner with the Participating Holders with respect to such Shelf Registration Statement to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (to the extent the Registrable Securities are certificated) and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Participating Holders may reasonably request in writing at least one Business Day prior to the closing of any sale of Registrable Securities;

12

(x) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(vi)(5) hereof, use their commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to the applicable Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Issuer and the Guarantors shall notify the Participating Holders (in the case of a Shelf Registration Statement) and the Initial Purchasers and any Participating Broker-Dealers known to the Issuer (in the case of an Exchange Offer Registration Statement) to suspend use of the Prospectus or any Free Writing Prospectus as promptly as practicable after the occurrence of such an event, and such Participating Holders, such Participating Broker-Dealers and the Initial Purchasers, as applicable, hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Issuer and the Guarantors have amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

(xi) in the case of an Exchange Offer Registration, within a commercially reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to any Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus (other than the filing of documents to be incorporated by reference into an Registration Statement, a Prospectus or a Free Writing Prospectus) after initial filing of an Registration Statement, provide copies of such document to the Initial Purchasers and their counsel and reasonably consider any comments timely made by such Persons.

(xii) in the case of a Shelf Registration, within a commercially reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus (other than the filing of documents to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus) after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel, to the Participating Holders and their counsel and make such of the representatives of the Issuer and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel, the Participating Holders or their counsel available for discussion of such document; and the

13

Issuer and the Guarantors shall not, at any time after initial filing of a Registration Statement, use or file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus or a Free Writing Prospectus (other than the filing of any document that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus) of which the Initial Purchasers and their counsel, the Participating Holders and their counsel shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel, the Participating Holders or their counsel shall reasonably object;

(xiii) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the initial effective date of a Registration Statement;

(xiv) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate in a commercially reasonable manner with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xv) in the case of a Shelf Registration, make available for inspection by a representative of the Participating Holders (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority in aggregate principal amount of the Securities held by the Participating Holders and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Issuer and its subsidiaries, and cause the respective officers, directors and employees of the Issuer and the Guarantors to supply all information reasonably requested in writing by any such Inspector, Underwriter, attorney or accountant in connection with such Shelf Registration Statement as is customary for similar due diligence examinations; provided that if any such information is identified by the Issuer or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter;

(xvi) if reasonably requested in writing by any Participating Holder with respect to a Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment to such Shelf Registration Statement such information with respect to such Participating Holder as such Participating Holder reasonably requests in writing to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Issuer has received notification of the matters to be so included in such filing; and

14

(xvii) in the case of a Shelf Registration Statement, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Participating Holders with respect to such Shelf Registration Statement and any Underwriters of such Registrable Securities with respect to the business of the Issuer and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested to do so in writing, (2) obtain opinions of counsel to the Issuer and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Participating Holders and such Underwriters and their respective counsel) addressed to each Participating Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) obtain “comfort” letters from the independent registered public accountants of the Issuer and the Guarantors (and, if necessary, any other registered public accountant of any subsidiary of the Issuer or any Guarantor, or of any business acquired by the Issuer or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Participating Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus, Prospectus or Free Writing Prospectus and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuer and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xviii) so long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon the creation or acquisition by the Issuer of such Additional Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart to the Initial Purchasers no later than five Business Days following the execution thereof.

15

(b) In the case of a Shelf Registration Statement, the Issuer may require each Holder of Registrable Securities to be included in such Shelf Registration Statement to furnish to the Issuer a Notice and Questionnaire and such other information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Issuer and the Guarantors may from time to time reasonably request in writing.

(c) Each Participating Holder with respect to a Shelf Registration Statement agrees that, upon receipt of any notice from the Issuer and the Guarantors of the happening of any event of the kind described in Section 3(a)(vi)(3) or Section 3(a)(vi)(5) hereof with respect to such Shelf Registration Statement, such Participating Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Shelf Registration Statement until such Participating Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(x) hereof and, if so directed by the Issuer and the Guarantors, such Participating Holder will deliver to the Issuer and the Guarantors all copies in its possession, other than permanent file copies then in such Participating Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d) If the Issuer and the Guarantors shall give any notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Issuer and the Guarantors shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus or any Free Writing Prospectus necessary to resume such dispositions. The Issuer and the Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 60 days (whether or not consecutive) in the aggregate during any 365-day period, provided that, if the event triggering the suspension relates to a proposed or pending material business transaction, the disclosure of which the board of directors of the Parent Guarantor determines in good faith would be reasonably likely to impede the ability to consummate the transaction or would otherwise be seriously detrimental to the Issuer or the Guarantors, the Issuer and the Guarantors may extend the suspension from 60 days in any 365-day period to 90 days in any 365-day period.

(e) The Participating Holders who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering.

16

4. Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Issuer and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, and notwithstanding the other provisions of this Agreement, the Issuer and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) hereof) (the “Applicable Period”) if requested by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Issuer and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available) during such period in connection with the resales contemplated by this Section 4.

(c) The Initial Purchasers shall have no liability to the Issuer, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) hereof.

5. Indemnification and Contribution. (a) The Issuer and each Guarantor, jointly and severally, agree to indemnify and hold harmless (i) each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based

17

upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Issuer in writing through the Representatives or any selling Holder, respectively, expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Issuer and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuer, the Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Issuer and the Guarantors, each officer of the Issuer and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Issuer, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Issuer in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided,

18

further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by the Representatives, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Issuer. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

19

(d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuer and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuer and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Issuer, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

20

(g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Issuer or the Guarantors or the officers or directors of or any Person controlling the Issuer or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6. General.

(a) No Inconsistent Agreements. The Issuer and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Issuer or any Guarantor under any other agreement and (ii) neither the Issuer nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuer by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Issuer and the Guarantors, initially at the Issuer’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

21

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Issuer or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Issuer and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile signatures shall constitute original signatures for all purposes of this agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

22

(i) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Issuer, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

23

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Very truly yours,

DCT INDUSTRIAL OPERATING PARTNERSHIP LP

By: DCT Industrial Trust Inc., its general partner

By	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT INDUSTRIAL TRUST INC.

By	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT—AZ 2004 RN PORTFOLIO L LLC,
DCT—AZ 2004 RN PORTFOLIO U LLC,
DCT—GA 2004 RN PORTFOLIO L LLC,
DCT—GA 2004 RN PORTFOLIO U LLC,
DCT 30TH TERRACE LLC,
DCT 101 RRNJ LLC,
DCT 1045 GREENS PARKWAY LLC,
DCT 11180 RANCH LLC,
DCT 11400 NW LLC,
DCT 1201 PERRY LLC,
DCT 4117 PINNACLE II LLC,
DCT 5800 COLISEUM LLC,
DCT 700 MILWAUKEE LLC,
DCT AIR CENTER LLC,
DCT AIRPORT DRIVE LLC,
DCT AIRTEX LLC,
DCT ANTOINE BELTWAY LLC,
DCT ARTHUR AVENUE LLC,
DCT BLACKHAWK CENTER LLC,
DCT BECKLEY LLC,
DCT BOBALI DRIVE LLC,
DCT BOLDT PARK LLC,
DCT BOLLMAN MD LLC,
DCT BYRON ROAD LLC,
DCT CENTER AVENUE LLC,
DCT CHINO LLC,
DCT CLAYMOORE LLC,
DCT CREEK ROAD OH LLC,
DCT CREEKSIDE I LLC,
DCT CREEKSIDE II LLC,
each a Delaware limited liability company

By:	DCT INDUSTRIAL OPERATING
PARTNERSHIP LP, a Delaware limited partnership, its sole member

By:	DCT Industrial Trust Inc., a Maryland
corporation, its general partner

By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT CREEKSIDE IV LLC,
DCT DELLA COURT LLC,
DCT DIRECTORS ROW LLC,
DCT DULLES PHASE I LLC,
DCT DULLES PHASE II LLC,
DCT ECKHOFF STREET LLC,
DCT FONTANA LLC,
DCT FRANKLIN ROAD LLC,
DCT FREEPORT DRIVE LLC,
DCT GREENLEAF LLC,
DCT GUION ROAD LLC,
DCT HANOVER LLC,
DCT HARLAN ROAD LLC,
DCT HIGH STREET LLC,
DCT—IL S GARY LLC,
DCT INDEPENDENCE LLC,
DCT JAMIKE KY LLC,
DCT KENNEDY LLC,
DCT LOMBARD ROAD LLC,
DCT LOUISVILLE LOGISTICS LLC,
DCT LUNT AVENUE LLC,
DCT MALLARD LLC,
DCT MARKET STREET LLC,
DCT MISSION STREET, LLC,
DCT NEWPOINT LLC,
DCT NORTHMONT LLC,
DCT NORTHMONT 600 LLC,
DCT NORTH 45TH AVENUE, LLC
DCT NORTHWEST OH LLC,
DCT OAKLEY LLC,
DCT OKANELLA LLC,
each a Delaware limited liability company

By:	DCT INDUSTRIAL OPERATING
PARTNERSHIP LP, a Delaware limited partnership, its sole member

By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT OTA FARMS LLC,
DCT PAN AMERICAN LLC,
DCT PARK WEST LLC,
DCT PARK WEST II, LLC,
DCT PECOS LLC,
DCT PEORIA STREET LLC,
DCT PERRY ROAD LLC,
DCT PHOENIX LLC,
DCT PLEASANTDALE ROAD LLC,
DCT PLAINFIELD LLC,
DCT PORT UNION LLC,
DCT PRESIDENTS DRIVE LLC,
DCT PSA POMONA LLC,
DCT REGENTVIEW AVENUE LLC,
DCT RENAISSANCE RIALTO LLC,
DCT RENTON LLC,
DCT RICKENBACKER V LLC,
DCT RIVER WEST LLC,
DCT RIVERPORT LLC,
DCT ROCKAWAY LLC,
DCT ROOSEVELT LLC,
DCT SKYHARBOR LLC,
DCT SLOVER II LLC,
DCT SLOVERLAND LLC
DCT SOUTHCREEK-EAGLES LANDING, LLC,
DCT SOUTHPARK FLEX A LLC,
DCT SOUTHPARK FLEX F LLC,
DCT SOUTHPARK XII LLC,
DCT STONEFIELD LLC,
DCT SUMNER LLC,
DCT SUMNER II LLC,
each a Delaware limited liability company

By:	DCT INDUSTRIAL OPERATING
PARTNERSHIP LP, a Delaware limited partnership, its sole member

By:	DCT Industrial Trust Inc., a Maryland
corporation, its general partner

By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT SUMMIT RIDGE GA LLC,
DCT SYCAMORE CANYON LLC,
DCT VALLEY DISTRIBUTION CENTER LLC,
DCT WHITE BIRCH LLC,
DCT WHITE OAK CIRCLE LLC,
DCT WHITESTOWN LLC,
DCT WOLF ROAD LLC,
DCT ZANE TRACE LLC,
each a Delaware limited liability company

By:	DCT INDUSTRIAL OPERATING
PARTNERSHIP LP, a Delaware limited partnership, its sole member

	By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

		By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

CIVF I—CA1M04, LLC,
CIVF I—CA1M01 & CA1WO1, LLC,
CIVF I—CA1M05, LLC,
CIVF I—GA1M04 & GA1M05, LLC,
CIVF I—GA1M01, LLC,
CIVF I—GA1W01, LLC,
CIVF I—GA1W02-GA1W07, LLC,
CIVF I—GA1W13, GA1W12, & GA1W11, LLC,
CIVF I—GA1W24, LLC,
CIVF I—GA1W14, LLC,
CIVF I—IL1B01 & IL1M01, LLC,
CIVF I—IL1W02, LLC,
CIVF I-KY1M01-KY1M06 & KY1W01, LLC,
CIVF I—NJ1B02,LLC,
CIVF I—NJ1W01,LLC,
CIVF I—OH1B01, LLC,
CIVF I—OH1B02, LLC,
CIVF I—OH2B01 & OH2M01, LLC,
CIVF I—WA1M05 & M06, LLC,
CIVF I—WA1M07, LLC,
each a Delaware limited liability company

By:	DCT Industrial Value Fund I, L.P., a Delaware limited partnership, its sole member

By:	DCT Industrial Value Fund I Inc., a Maryland corporation, its general partner

By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT—CA 2004 RN PORTFOLIO L LP,
a Delaware limited partnership

By:	DCT—CA 2004 RN PORTFOLIO GP LLC, a Delaware limited liability company, its general partner

By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

	By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

		By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT – EASTPARK II LP, a Delaware limited partnership

By:	DCT-Eastpark II GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT—TX 2004 RN PORTFOLIO L LP,
a Delaware limited partnership

By:	DCT—TX 2004 RN Portfolio GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT AMERICAN WAY LP, a Delaware limited partnership

By:	DCT AMERICAN WAY GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT BELTWAY 8 II LP, a Delaware limited partnership

By:	DCT Beltway 8 II GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT BOGGY CREEK FL LP, a Delaware limited partnership

By:	DCT Boggy Creek FL GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT BONDESEN NORTH LP, a Delaware limited partnership

By:	DCT Bondesen North GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT BONDESEN—BELTWAY 8 – RITTIMAN LP, a Delaware limited partnership

By:	DCT BONDESEN—BELTWAY 8—RITTIMAN GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT CENTRAL GREEN LP,
a Delaware limited partnership

By:	DCT Central Green GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT CHERRY STREET CA LP, a Delaware limited partnership

By:	DCT Cherry Street CA GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a
Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT CHICKASAW H LP, a Delaware limited partnership

By:	DCT Chickasaw GP H LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT CHICKASAW A LP, a Delaware limited partnership

By:	DCT Chickasaw GP A LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT FAIRBANKS LP, a Delaware limited partnership

By:	DCT Fairbanks GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT FITE COURT LP, a Delaware limited partnership

By:	DCT Fite Court GP LLC, a Delaware limited liability company, its general partner

	By:	CIVF I - MA1MO1, LLC, a Delaware limited liability company,

		By:	DCT Industrial Value Fund I, L.P., a Delaware limited partnership, its sole member

		By:	DCT Industrial Value Fund I, Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT FOOTHILL LP, a Delaware limited partnership

By:	DCT FOOTHILL GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT GRAND RIVER LP, a Delaware limited partnership

By:	DCT GRAND RIVER GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT MIAMI SERVICE LP, a Delaware limited partnership

By:	DCT MIAMI SERVICE GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT NW PLACE TX LP, a Delaware limited partnership

By:	DCT NW Place TX GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial

DCT RANCHO I LP, a Delaware limited partnership

By:	DCT Rancho I GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT ROCKDALE LP, a Delaware limited partnership

By:	DCT Rockdale GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT VALLEY DRIVE CA LP, a Delaware limited partnership

By:	DCT Valley Drive CA GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT WEST BY NORTHWEST LP, a Delaware limited partnership

By:	DCT West by Northwest GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT EASTGATE LP, a Delaware limited partnership

By:	DCT Eastgate GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT 1615 DIPLOMAT LP, a Delaware limited partnership

By:	DCT 1615 Diplomat GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

VETERANS CORPORATE CENTER LLC, a Delaware limited liability company

By:	DCT Veterans Corporate Center LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

LOGISTICS WAY DCT/LWI LLC, a Delaware limited liability company

By:	DCT Logistics Way LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial TRS, Inc., a Delaware corporation, its Sole Member

		By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

SOUTHCREEK IV - ATLANTA LLC, a Delaware limited liability company

By:	DCT Southcreek LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial TRS, Inc., a Delaware corporation, its Sole Member

		By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT HOLMESCREST LANE LP, a Delaware limited partnership

By:	DCT Holmescrest Lane GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial TRS, Inc., a Delaware corporation, its Sole Member

		By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT GUADALAJARA 1 LLC, a Delaware limited liability company

By:	DCT Guadalajara Holding 1 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT GUADALAJARA 2 LLC, a Delaware limited liability company

By:	DCT Guadalajara Holding 2 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT GUADALAJARA 3 LLC, a Delaware limited liability company

By:	DCT Guadalajara Holding 3 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT QUERETARO 1 LLC,
a Delaware limited liability company

By:	DCT Queretaro Holding 1 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT MONTERREY 1 LLC,
a Delaware limited liability company

By:	DCT Monterrey Holding 1 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT MONTERREY 2 LLC,
a Delaware limited liability company

By:	DCT Monterrey Holding 2 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT MONTERREY 3 LLC,
a Delaware limited liability company

By:	DCT Monterrey Holding 3 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT MONTERREY 5 LLC,
a Delaware limited liability company

By:	DCT Monterrey Holding 5 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT SAN LUIS POTOSI 1 LLC,
a Delaware limited liability company

By:	DCT San Luis Potosi 1 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT TIJUANA 1 LLC,
a Delaware limited liability company

By:	DCT Tijuana Holding 1 LLC, a Delaware limited liability company, its Sole Member

	By	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT TIJUANA 2 LLC,
a Delaware limited liability company

By:	DCT Tijuana Holding 2 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

DCT TIJUANA 3 LLC,
a Delaware limited liability company

By:	DCT Tijuana Holding 3 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

ADC NORTH-DCT/SIP, LLC, a Delaware limited liability company

By:	DCT ADC North LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT MONTERREY 6 LLC,
a Delaware limited liability company

By:	DCT Monterrey Holding 6 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT MONTERREY 7 LLC,
a Delaware limited liability company

By:	DCT Monterrey Holding 7 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT MONTERREY 8 LLC,
a Delaware limited liability company

By:	DCT Monterrey Holding 8 LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Mexico REIT LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT DFW LP,
a Delaware limited partnership

By:	DCT DFW GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT PINNACLE LP,
a Delaware limited partnership

By:	DCT Pinnacle GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT GSW GATEWAY 3 LP, a Delaware limited partnership

By:	DCT GSW Gateway 3 GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

CIVF I – TX1B01 & B02, M02-M05, W04, W07 – W10, L.P., a Delaware limited partnership

By:	CIVF I – TX GP, LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Value Fund I, L.P., a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Value Fund I, Inc., a Maryland corporation, its General Partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT ORLANDO ADC LP, a Delaware limited partnership

By:	DCT Orlando ADC GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

RUN DEEP, L.L.C.,
a Maryland limited liability company

By:	Delta – MDI, LLC, a Delaware limited liability company, its Managing Member

	By:	DCT Maryland LLC, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its General Partner

				By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DELTA-GREENWOOD, LLC, DELTA-JUNCTION DRIVE, LLC RIVERSIDE INVESTORS, L.L.C., WESTERN AVENUE ASSOCIATES, L.L.C., a Delaware limited liability company

By:	Delta – MDI, LLC, a Delaware limited liability company, its Managing Member

	By:	DCT Maryland LLC, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its General Partner

				By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

ROUTE ONE HUNDRED LIMITED PARTNERSHIP, a Maryland limited liability company

By:	Delta – MD2, LLC, a Delaware limited liability company, its Managing Member

	By:	Delta – MD1, LLC, a Delaware limited partnership, its Sole Member

		By:	DCT Maryland LLC, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

				By:	DCT Industrial Trust Inc., a Maryland corporation, its General Partner

					By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT GREENS CROSSING LP, a Delaware limited partnership

By:	DCT Greens Crosing GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT MID SOUTH LOGISTICS V LP, a Delaware limited partnership

By:	DCT Mid South Logistics V GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT SAMPSON LLC, DCT PAINTER LLC, DCT 230 JOHNSON ROAD LLC, DCT 309 JOHNSON ROAD LLC, DCT FREDERICKSBURG LLC, a Delaware limited liability company

By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

	By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

		By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

FR FRANKLIN, LLC DCT MCCOOK INDUSTRIAL LLC, DCT SNOWDRIFT PA LLC, a Delaware limited partnership

By:	Industrial Property Funding LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its General Partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT NORTHLAKE LP, a Delaware limited partnership

By:	DCT Northlake GP LLC, a Delaware limited liability company, its General Partner

	By:	Industrial Property Funding LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT 4800 Central LLC, DCT Airtex II LLC, DCT Alpine Way LLC, DCT Northwest Crossroads LLC, DCT La Reunion LLC, a Delaware limited liability company

By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

	By:	DCT Industrial Trust Inc., a Maryland corporation, its General Partner

		By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT Marine Drive SC LLC,

DCT Silver Springs LLC,

DCT Southfield LLC,

TRT-DCT Commerce Circle LLC,

TRT-DCT Hanson Way LLC,

TRT-DCT Pencader LLC,

TRT-DCT Veterans Corporate Center LLC,

a Delaware limited liability company

By:	DCT Column I LLC, a Delaware limited partnership, its Sole Member

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its General Partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT MID SOUTH LOGISTICS V LP, a Delaware limited partnership

By:	DCT Mid South Logistics V GP LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its manager

		By:	DCT Industrial Trust Inc., a Maryland corporation, its General Partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

CIVF I—TX1M01, L.P., a Delaware limited partnership

By:	CIVF I—TX GP, LLC,
a Delaware limited liability company, its General Partner

	By:	DCT Industrial Value Fund I, L.P.,
a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Value Fund I, Inc., a Maryland corporation, its General Partner

		By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

CIVF I—TX1W02, L.P., a Delaware limited partnership

By:	CIVF I—TX GP, LLC,
a Delaware limited liability company, its General Partner

	By:	DCT Industrial Value Fund I, L.P.,
a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Value Fund I, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT LAKE PARK DRIVE LLC,
DCT TANNER BELTWAY 8 LLC, a Delaware limited liability company

By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

	By:	DCT Industrial Trust Inc., A Maryland corporation, Its General Partner

	By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

DCT Bethlehem Crossing LLC, a Delaware limited liability company

By:	DCT Bethlehem Crossing Holdings LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial Operating Partnership LP, A Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc.,
A Maryland corporation, Its General Partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

Confirmed and accepted as of the date first above written:

REPRESENTATIVES

J.P. MORGAN SECURITIES LLC

By	/s/ Robert Bottamedi
Authorized Signatory

CITIGROUP GLOBAL MARKETS INC.

By	/s/ Paul Ingrassia
Authorized Signatory

WELLS FARGO SECURITIES, LLC

By	/s/ Teresa Hee
Authorized Signatory

For themselves and on behalf of the several Initial Purchasers listed on Schedule 2 hereto.

Schedule 1

Subsidiary Guarantors

DCT – AZ 2004 RN PORTFOLIO L LLC

DCT – AZ 2004 RN PORTFOLIO U LLC

DCT – GA 2004 RN PORTFOLIO L LLC

DCT – GA 2004 RN PORTFOLIO U LLC

DCT 30TH TERRACE LLC

DCT 101 RRNJ LLC

DCT 1045 GREENS PARKWAY LLC

DCT 11180 RANCH LLC

DCT 11400 NW LLC

DCT 1201 PERRY LLC

DCT 4117 PINNACLE II LLC

DCT 5800 COLISEUM LLC

DCT 700 MILWAUKEE LLC

DCT 230 JOHNSON ROAD LLC

DCT 309 JOHNSON ROAD LLC

DCT 4800 CENTRAL LLC

DCT AIR CENTER LLC

DCT AIRPORT DRIVE LLC

DCT AIRTEX LLC

DCT AIRTEX II LLC

DCT ALPINE WAY LLC

DCT ANTOINE BELTWAY LLC

DCT ARTHUR AVENUE LLC

DCT BLACKHAWK CENTER LLC

DCT BECKLEY LLC

DCT BOBALI DRIVE LLC

DCT BOLDT PARK LLC

DCT BOLLMAN MD LLC

DCT BYRON ROAD LLC

DCT CENTER AVENUE LLC

DCT CHINO LLC

DCT CLAYMOORE LLC

DCT CREEK ROAD OH LLC

DCT CREEKSIDE I LLC

DCT CREEKSIDE II LLC

DCT CREEKSIDE IV LLC

DCT DELLA COURT LLC

DCT DIRECTORS ROW LLC

DCT DULLES PHASE I LLC

DCT DULLES PHASE II LLC

DCT ECKHOFF STREET LLC

DCT FONTANA LLC

DCT FRANKLIN ROAD LLC

DCT FREEPORT DRIVE LLC

DCT GREENLEAF LLC

DCT GUION ROAD LLC

DCT HANOVER LLC

DCT HARLAN ROAD LLC

DCT HIGH STREET LLC

DCT—IL S GARY LLC

DCT INDEPENDENCE LLC

DCT JAMIKE KY LLC

DCT KENNEDY LLC

DCT LA REUNION LLC

DCT LOMBARD ROAD LLC

DCT LOUISVILLE LOGISTICS LLC

DCT LUNT AVENUE LLC

DCT MALLARD LLC

DCT MARKET STREET LLC

DCT MISSION STREET, LLC

DCT NEWPOINT LLC

DCT NORTHMONT LLC

DCT NORTHMONT 600 LLC

DCT NORTH 45TH AVENUE, LLC

DCT NORTHWEST CROSSROADS LLC

DCT NORTHWEST OH LLC

DCT OAKLEY LLC

DCT OKANELLA LLC

DCT OTA FARMS LLC

DCT PAINTER LLC

DCT PAN AMERICAN LLC

DCT PARK WEST LLC

DCT PARK WEST II, LLC

DCT PECOS LLC

DCT PEORIA STREET LLC

DCT PERRY ROAD LLC

DCT PHOENIX LLC

DCT PLEASANTDALE ROAD LLC

DCT PLAINFIELD LLC

DCT PORT UNION LLC

DCT PRESIDENTS DRIVE LLC

DCT PSA POMONA LLC

DCT REGENTVIEW AVENUE LLC

DCT RENAISSANCE RIALTO LLC

DCT RENTON LLC

DCT RICKENBACKER V LLC

DCT RIVER WEST LLC

DCT RIVERPORT LLC

DCT ROCKAWAY LLC

DCT ROOSEVELT LLC

DCT SAMPSON LLC

DCT SKYHARBOR LLC

DCT SLOVER II LLC

DCT SLOVERLAND LLC

DCT SOUTHCREEK-EAGLES LANDING, LLC

DCT SOUTHPARK FLEX A LLC

DCT SOUTHPARK FLEX F LLC

DCT SOUTHPARK XII LLC

DCT STONEFIELD LLC

DCT SUMNER LLC

DCT SUMNER II LLC

DCT SUMMIT RIDGE GA LLC

DCT SYCAMORE CANYON LLC

DCT VALLEY DISTRIBUTION CENTER LLC

DCT WHITE BIRCH LLC

DCT WHITE OAK CIRCLE LLC

DCT WHITESTOWN LLC

DCT WOLF ROAD LLC

DCT ZANE TRACE LLC

CIVF I—CA1M04, LLC,

CIVF I—CA1M01 & CA1W01, LLC

CIVF I—CA1M05, LLC

CIVF I—GA1M04 & GA1M05, LLC

CIVF I—GA1M01, LLC

CIVF I—GA1W01, LLC

CIVF I – GA1W02-GA1W07, LLC

CIVF I—GA1W13, GA1W12, & GA1W11, LLC

CIVF I—GA1W24, LLC

CIVF I—GA1W14, LLC

CIVF I—IL1B01 & IL1M01, LLC

CIVF I—IL1W02, LLC

CIVF I-KY1M01-KY1M06 & KY1W01, LLC

CIVF I – NJ1B02, LLC

CIVF I – NJ1W01, LLC

CIVF I—OH1B01, LLC

CIVF I—OH1B02, LLC

CIVF I—OH2B01 & OH2M01, LLC

CIVF I—TX1M01, L.P.

CIVF I—TX1W02, L.P.

CIVF I—WA1M05 & M06, LLC

CIVF I—WA1M07, LLC

DCT—CA 2004 RN PORTFOLIO L LP

DCT – EASTPARK II LP

DCT—TX 2004 RN PORTFOLIO L LP

DCT AMERICAN WAY LP

DCT BELTWAY 8 II LP

DCT BOGGY CREEK FL LP

DCT BONDESEN NORTH LP

DCT BONDESEN—BELTWAY 8—RITTIMAN LP

DCT CENTRAL GREEN LP

DCT CHERRY STREET CA LP

DCT CHICKASAW H LP

DCT CHICKASAW A LP

DCT FAIRBANKS LP

DCT FITE COURT LP

DCT FOOTHILL LP

DCT GRAND RIVER LP

DCT MIAMI SERVICE LP

DCT NW PLACE TX LP

DCT RANCHO I LP

DCT ROCKDALE LP

DCT VALLEY DRIVE CA LP

DCT WEST BY NORTHWEST LP

DCT EASTGATE LP

DCT 1615 DIPLOMAT LP

VETERANS CORPORATE CENTER LLC

LOGISTICS WAY DCT/LWI LLC

SOUTHCREEK IV—ATLANTA LLC

DCT HOLMESCREST LANE LP

DCT GUADALAJARA 1 LLC

DCT GUADALAJARA 2 LLC

DCT GUADALAJARA 3 LLC

DCT QUERETARO 1 LLC

DCT MONTERREY 1 LLC

DCT MONTERREY 2 LLC

DCT MONTERREY 3 LLC

DCT MONTERREY 5 LLC

DCT SAN LUIS POTOSI 1 LLC

DCT TIJUANA 1 LLC

DCT TIJUANA 2 LLC

DCT TIJUANA 3 LLC

ADC NORTH-DCT/SIP, LLC

DCT MONTERREY 6 LLC

DCT MONTERREY 7 LLC

DCT MONTERREY 8 LLC

DCT DFW LP

DCT PINNACLE LP

DCT GSW GATEWAY 3 LP

CIVF I—TX1B01 & B02, M02-M05, W04, W07-W10, L.P.

DCT ORLANDO ADC LP

RUN DEEP, L.L.C.

DELTA-GREENWOOD, LLC

DELTA-JUNCTION DRIVE, LLC

RIVERSIDE INVESTORS, L.L.C.

WESTERN AVENUE ASSOCIATES, L.L.C.

ROUTE ONE HUNDRED LIMITED PARTNERSHIP

DCT GREENS CROSSING LP

DCT MID SOUTH LOGISTICS V LP

DCT FREDERICKSBURG LLC

FR FRANKLIN, LLC

DCT MCCOOK INDUSTRIAL LLC

DCT SNOWDRIFT PA LLC

DCT NORTHLAKE LP

DCT MARINE DRIVE SC LLC

DCT SILVER SPRINGS LLC

DCT SOUTHFIELD LLC

TRT-DCT COMMERCE CIRCLE LLC

TRT-DCT HANSON WAY LLC

TRT-DCT PENCADER LLC

TRT-DCT VETERANS CORPORATE CENTER LLC

DCT BETHLEHEM CROSSING LLC

DCT LAKE PARK DRIVE LLC

DCT TANNER BELTWAY 8 LLC

Schedule 2

Initial Purchasers

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Comerica Securities, Inc.

Mitsubishi UFJ Securities (USA), Inc.

PNC Capital Markets LLC

Regions Securities LLC

U.S. Bancorp Investments, Inc.

Annex A

Counterpart to Registration Rights Agreement

The undersigned hereby absolutely, unconditionally and irrevocably agrees to be bound by, and to comply with, and assumes the punctual performance and observance of, all of the covenants, conditions, agreements, obligations and understandings applicable to the Guarantor (as defined below) set forth in the Registration Rights Agreement, dated October 9, 2013 by and among DCT Industrial Operating Partnership LP., a Delaware limited partnership, DCT Industrial Trust Inc., a Maryland corporation (the “Parent Guarantor”), the guarantors listed in Schedule 1 thereto (together with the Parent Guarantor, the “Guarantors”), and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers named therein.

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of October 9, 2013.

GUARANTOR

By
Name:
Title: